Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition - Acquisition of I.T.D. Group Ltd. [Member]
$ in Thousands
Dec. 31, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding cash acquired	$ 98
Other long-term assets	179
Intangible assets	901
Deferred taxes	(207)
Liabilities in respect of business combination	(818)
Other long-term liabilities	(137)
Redeemable non-controlling interests	(145)
Goodwill	1,405
Total assets acquired net of acquired cash	$ 1,276